Exhibit 10.11
SEANERGY MARITIME CORP.
                    , 2007
[                    ]
[address]
Dear Diadochi Chi Alvertou Zafet S.A.,
     This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Seanergy Maritime Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus), Diadochi Chi Alvertou Zafet S.A. (“You”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space, including a conference room, in [                    ], Marshall Islands, as may be required by the Company from time to time, situated at [                    ], Marshall Islands (or any successor location). In exchange therefor, the Company shall pay to You the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.
     This Agreement may be signed in counterpart.

Very truly yours,

SEANERGY MARITIME CORP.

By:

Name: Panagiotis Zafet
Title: Chief Executive Officer and Co-Chairman

Agreed to and Accepted by:

Name: [ ]